UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 14, 2011

Copart, Inc.

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation or organization)

0-23255                                                   94-2867490

(Commission file number)                      (IRS Employer Identification No.)

4665 Business Center Drive, Fairfield, California 94534

(Address of principal executive offices and zip code)

(707) 639-5000
(Registrant's telephone number,
including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On December 14, 2011, Copart, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). Of the 65,054,811 shares of the Company’s common stock outstanding as of October 31, 2011, 62,979,778 shares were represented at the Annual Meeting, either in person or by proxy, constituting 96.18% of the outstanding shares of common stock.  The following is a brief description of each matter submitted to a vote at the Annual Meeting as well as the number of votes cast with respect to each matter. For more information about these proposals, please refer to Copart’s Proxy Statement filed with the Securities and Exchange Commission on November 14, 2011.

Proposal Number One: Election of Directors

The shareholders elected each of the following persons as a director to hold office until the 2012 Annual Meeting of Shareholders or until his earlier resignation or removal:

Director’s Name	Votes For	Votes Withheld	Broker Non- Votes
Willis J. Johnson	46,865,330	13,155,394	2,959,054
A. Jayson Adair	48,961,099	11,059,625	2,959,054
Matt Blunt	57,066,822	2,953,902	2,959,054
Steven D. Cohan	58,574,430	1,446,294	2,959,054
Daniel J. Englander	50,422,543	9,598,181	2,959,054
James E. Meeks	37,116,400	22,904,324	2,959,054
Vincent W. Mitz	41,561,734	18,458,990	2,959,054

Proposal Number Two: Reincorporation of Copart, Inc. from California to Delaware

The change of the Company’s state of incorporation from California to Delaware was approved by our shareholders as follows: 59,348,334 shares in favor, 650,127 shares against, 22,263 shares abstaining and 2,959,054 broker non-votes.

Proposal Number Three: Advisory Vote on Executive Compensation

The compensation of our named executive officers for fiscal year ended July 31, 2011 as disclosed in our proxy statement was approved by our shareholders on an advisory basis as follows: 56,871,776 shares in favor, 770,916 shares against, 2,378,032 shares abstaining and 2,959,054 broker non-votes.

Proposal Number Four: Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

The shareholders indicated their preference that an advisory vote on executive compensation occur annually, and the votes cast were as follows: 53,601,803 shares for 1

Year, 18,199 shares for 2 Years, 4,037,048 shares for 3 Years, 2,363,674 shares abstaining and 2,959,054 broker non-votes. Based on the approval of one year as the frequency of an advisory vote on the compensation of the Company’s named executive officers, the Company’s board of directors has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such an advisory vote.

Proposal Number Five: Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012 with 62,776,816 shares voting in favor, 170,761 shares against and 32,201 shares abstaining. There were no broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COPART, INC.

Registrant

Date: December 19, 2011

By:  /s/ Paul A. Styer

Paul A. Styer

Senior Vice President, General Counsel and Secretary